BACAP ALTERNATIVE MULTI-STRATEGY FUND, LLC



                                FEBRUARY 22, 2005

                            SUPPLEMENT TO PROSPECTUS

                               DATED JUNE 24, 2004


         THE PROSPECTUS ("PROSPECTUS") FOR BACAP ALTERNATIVE MULTI-STRATEGY FUND, LLC (THE "FUND") DATED JUNE 24, 2004 IS REVISED BY REPLACING THE SETTLEMENTS IN PRINCIPLE WITH REGULATORS AND BANK OF AMERICA CORPORATION ACQUISITION OF FLEET SECTIONS BEGINNING ON PAGE 44 WITH THE FOLLOWING
PARAGRAPHS:


Settlements with Regulators

         On March 15, 2004, Bank of America Corporation reached agreements in principle with the NYAG and the SEC over matters related to late trading and market timing of mutual funds. To settle these matters, on February 9, 2005, the Distributor, the Adviser and their affiliate, Banc of America Securities, LLC, entered into an Assurance of Discontinuance with the NYAG and consented to the entry of a cease-and-desist order by the SEC. These settlements contain substantially the same terms and conditions outlined in the agreements in principle.

Bank of America Corporation Acquisition of Fleet

         On April 1, 2004, Bank of America Corporation acquired Fleet Boston Financial Corporation ("Fleet"). As a result of this acquisition, Columbia Management Advisors, Inc. ("CMA") and Columbia Funds Distributor, Inc. ("CFDI") are now indirect wholly-owned subsidiaries of Bank of America Corporation. The SEC and NYAG filed proceedings against both CMA and CFDI on February 24, 2004 alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual funds shares and violated certain New York anti-fraud statutes. In March 2004, Fleet reached agreements in principle with the NYAG and the SEC relating to these matters. To settle these matters, on February 9, 2005, CMA and CFDI entered into an Assurance of Discontinuance with the NYAG and consented to the entry of a cease-and-desist order by the SEC, each of which contains substantially the same terms and conditions outlined in the agreements in principle.

         The settlements with the SEC are available on the SEC's website at HTTP://WWW.SEC.GOV The settlements with the NYAG are available as part of the Bank of America Corporation Form 8-K filing of February 10, 2005.

PLEASE READ THIS SUPPLEMENT IN CONJUNCTION WITH THE PROSPECTUS, AND RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.